EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS SECOND QUARTER 2019 RESULTS
Actual RevPAR Increased 2.8% for all Hotels
Comparable RevPAR Increased 1.6% for all Hotels Not Under Renovation
Net Loss Attributable to Common Stockholders was $26.9 Million in the 2nd Quarter
Adjusted EBITDAre Increased 5.8% in the 2nd Quarter

DALLAS, August 1, 2019 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2019. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2019 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2019 with the second quarter ended June 30, 2018 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Opportunistic focus on upper upscale, full-service hotels

•	Targets moderate leverage levels to enhance equity returns

•	Highly-aligned management team and advisory structure

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels;

▪	providing a hedge in the event of uncertain economic times; and

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $26.9 million or $0.27 per diluted share for the quarter.

•	Actual RevPAR for all hotels increased 2.8% to $140.58 during the quarter.

•	Comparable RevPAR for all hotels increased 1.4% to $140.58 during the quarter.

•	Comparable RevPAR for all hotels not under renovation increased 1.6% to $138.84 during the quarter.

•	Comparable Total RevPAR for all hotels increased 1.9% during the quarter.

•	Adjusted EBITDAre was $132.1 million for the quarter, an increase of 5.8% over the prior-year quarter.

AHT Reports Second Quarter Results

August 1, 2019

•	Adjusted funds from operations (AFFO) was $0.47 per diluted share for the quarter.

•	As of August 1, 2019, the Company’s common stock is trading at an approximate 9.4% dividend yield.

•	Capex invested during the quarter was $43.6 million.

ENHANCED RETURN FUNDING PROGRAM
On June 26, 2018, the Company announced that it entered into an Enhanced Return Funding Program (“ERFP”) with Ashford Inc. (NYSE American: AINC). Subject to the terms of the two-year programmatic agreement, Ashford Inc. has committed to effectively fund amounts equal to 10% of the purchase price of Ashford Trust’s hotel acquisitions, up to an amount of $50 million in aggregate funding. The Program has the potential to be upsized to $100 million based upon mutual agreement. The Program is intended to improve returns for new hotel acquisitions at Ashford Trust. To date, the Company has completed four acquisitions totaling $406 million under the ERFP, which amounts to approximately 80% committed utilization of the $50 million of ERFP funding from Ashford Inc.

CAPITAL STRUCTURE
At June 30, 2019, the Company had total mortgage loans of $4.2 billion with a blended average interest rate of 5.7% and a weighted average maturity of 5.3 years assuming full extension of the loans.

During the quarter, the Company completed the refinancing of the loan on the Ashton Hotel. The new loan has an $8.9 million balance, bears interest at a rate of LIBOR + 2.00%, and has a five-year term. The Company does not have any more final loan maturities during 2019, and the next final loan maturity for the Company is in June of 2020.

PORTFOLIO REVPAR
As of June 30, 2019, the portfolio consisted of 121 properties. During the second quarter of 2019, 117 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 121 hotels), and comparable not under renovation basis (117 hotels), is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 1.4% to $140.58 for all hotels on a 1.5% increase in ADR and relatively flat occupancy.

•	Comparable RevPAR increased 1.6% to $138.84 for all hotels not under renovation on a 1.3% increase in ADR and a 0.3% increase in occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 121 hotels are provided in the table attached to this release.

AHT Reports Second Quarter Results

August 1, 2019

COMMON STOCK DIVIDEND
On June 14, 2019, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.06 per diluted share for the Company’s common stock for the second quarter ending June 30, 2019, payable on July 15, 2019, to shareholders of record as of June 28, 2019.

“We are pleased with the operational results for the recent quarter and believe that the Company remains well positioned,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “We have seen strong results from several of our recent acquisitions and continue to benefit from our diversified, high-quality collection of hotels. Our current focus is on value added initiatives, and looking ahead we’re committed to increasing the performance of our portfolio to generate superior shareholder returns.”

The Company plans to host an Investor Day on October 3, 2019 at the St. Regis Hotel in New York City. More information will be forthcoming about this event.

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, August 2, 2019, at 11:00 a.m. ET. The number to call for this interactive teleconference is (323) 794-2093.  A replay of the conference call will be available through Friday, August 9, 2019, by dialing (719) 457-0820 and entering the confirmation number, 1285939.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2019 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company's web site, www.ahtreit.com on Friday, August 2, 2019, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

AHT Reports Second Quarter Results

August 1, 2019

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2019	December 31, 2018
ASSETS
Investments in hotel properties, net	$4,235,263	$4,105,219
Cash and cash equivalents	235,936	319,210
Restricted cash	162,746	120,602
Marketable securities	14,263	21,816
Accounts receivable, net of allowance of $746 and $485, respectively	65,223	37,060
Inventories	4,454	4,224
Investment in Ashford Inc.	182	1,896
Investment in OpenKey	2,676	2,593
Deferred costs, net	3,087	3,449
Prepaid expenses	32,826	19,982
Derivative assets, net	2,535	2,396
Operating lease right-of-use assets	41,114	—
Other assets	13,620	15,923
Intangible assets, net	797	9,824
Due from related party, net	2,297	—
Due from third-party hotel managers	19,642	21,760
Assets held for sale	33,336	—
Total assets	$4,869,997	$4,685,954

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$4,143,957	$3,927,266
Accounts payable and accrued expenses	158,200	136,757
Dividends and distributions payable	20,435	26,794
Due to Ashford Inc., net	6,171	23,034
Due to related party, net	—	1,477
Due to third-party hotel managers	3,539	2,529
Intangible liabilities, net	2,377	15,483
Operating lease liabilities	43,758	—
Derivative liabilities, net	171	50
Other liabilities	26,253	18,716
Liabilities associated with assets held for sale	24,690	—
Total liabilities	4,429,551	4,152,106

Redeemable noncontrolling interests in operating partnership	73,242	80,743
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at June 30, 2019 and December 31, 2018	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at June 30, 2019 and December 31, 2018	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at June 30, 2019 and December 31, 2018	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at June 30, 2019 and December 31, 2018	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at June 30, 2019 and December 31, 2018	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 102,130,683 and 101,035,530 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively	1,021	1,010
Additional paid-in capital	1,819,177	1,814,273
Accumulated deficit	(1,453,824)	(1,363,020)
Total shareholders' equity of the Company	366,600	452,489
Noncontrolling interests in consolidated entities	604	616
Total equity	367,204	453,105
Total liabilities and equity	$4,869,997	$4,685,954

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
REVENUE
Rooms	$328,252	$309,381	$608,633	$580,074
Food and beverage	67,298	60,429	128,359	115,473
Other	18,475	18,558	34,679	34,049
Total hotel revenue	414,025	388,368	771,671	729,596
Other	1,123	796	2,195	1,775
Total revenue	415,148	389,164	773,866	731,371
EXPENSES
Hotel operating expenses
Rooms	68,179	64,214	128,826	123,300
Food and beverage	44,122	40,156	85,445	78,621
Other expenses	124,609	116,254	238,136	222,637
Management fees	14,783	14,371	27,772	27,108
Total hotel operating expenses	251,693	234,995	480,179	451,666
Property taxes, insurance and other	21,762	20,230	42,159	38,589
Depreciation and amortization	67,511	64,566	134,689	127,613
Impairment charges	6,533	19	6,533	1,679
Transaction costs	2	9	2	11
Advisory services fee:
Base advisory fee	9,362	8,873	18,351	17,488
Reimbursable expenses	3,006	1,997	5,396	3,526
Non-cash stock/unit-based compensation	4,549	8,939	8,838	15,685
Incentive fee	(636)	3,270	—	3,457
Corporate, general and administrative:
Non-cash stock/unit-based compensation	622	536	721	536
Other general and administrative	2,295	2,695	4,797	4,824
Total operating expenses	366,699	346,129	701,665	665,074
Gain (loss) on sale of assets and hotel properties	328	412	561	403
OPERATING INCOME (LOSS)	48,777	43,447	72,762	66,700
Equity in earnings (loss) of unconsolidated entities	(867)	1,170	(1,930)	582
Interest income	785	883	1,566	1,629
Other income (expense), net	(338)	206	(654)	282
Interest expense, net of premium amortization	(60,379)	(52,716)	(119,287)	(105,006)
Amortization of loan costs	(7,608)	(5,490)	(14,866)	(7,943)
Write-off of premiums, loan costs and exit fees	(90)	(5,694)	(2,152)	(7,744)
Unrealized gain (loss) on marketable securities	598	(268)	1,406	(826)
Unrealized gain (loss) on derivatives	1,476	(1,916)	(1,518)	(1,587)
INCOME (LOSS) BEFORE INCOME TAXES	(17,646)	(20,378)	(64,673)	(53,913)
Income tax benefit (expense)	(3,706)	(2,973)	(3,301)	(2,087)
NET INCOME (LOSS)	(21,352)	(23,351)	(67,974)	(56,000)
(Income) loss from consolidated entities attributable to noncontrolling interest	(14)	(20)	12	18
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,084	5,065	13,663	11,405
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(16,282)	(18,306)	(54,299)	(44,577)
Preferred dividends	(10,644)	(10,644)	(21,288)	(21,288)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(26,926)	$(28,950)	$(75,587)	$(65,865)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.27)	$(0.30)	$(0.77)	$(0.69)
Weighted average common shares outstanding – basic	99,942	96,889	99,685	96,137
Diluted:
Net income (loss) attributable to common stockholders	$(0.27)	$(0.30)	$(0.77)	$(0.69)
Weighted average common shares outstanding – diluted	99,942	96,889	99,685	96,137
Dividends declared per common share:	$0.06	$0.12	$0.18	$0.24

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Net income (loss)	$(21,352)	$(23,351)	$(67,974)	$(56,000)
Interest expense and amortization of premiums and loan costs, net	67,987	58,206	134,153	112,949
Depreciation and amortization	67,511	64,566	134,689	127,613
Income tax expense (benefit)	3,706	2,973	3,301	2,087
Equity in (earnings) loss of unconsolidated entities	867	(1,170)	1,930	(582)
Company's portion of EBITDA of Ashford Inc.	1,703	3,551	3,577	2,566
Company's portion of EBITDA of OpenKey	(94)	(122)	(209)	(261)
EBITDA	120,328	104,653	209,467	188,372
Impairment charges on real estate	6,533	19	6,533	1,679
(Gain) loss on sale of assets and hotel properties	(328)	(412)	(561)	(403)
EBITDAre	126,533	104,260	215,439	189,648
Amortization of unfavorable contract liabilities	117	(39)	78	(78)
Uninsured hurricane related costs	—	(17)	—	(228)
(Gain) loss on insurance settlements	—	—	(36)	—
Write-off of premiums, loan costs and exit fees	90	5,694	2,152	7,744
Other (income) expense, net	413	(206)	775	(282)
Transaction, acquisition and management conversion costs	240	121	686	205
Legal judgment and related legal costs	1,399	161	1,816	927
Unrealized (gain) loss on marketable securities	(598)	268	(1,406)	826
Unrealized (gain) loss on derivatives	(1,476)	1,916	1,518	1,587
Dead deal costs	18	3	50	3
Non-cash stock/unit-based compensation	5,368	9,801	9,958	16,803
Advisory services incentive fee	(636)	3,270	—	3,457
Company's portion of adjustments to EBITDAre of Ashford Inc.	618	(344)	1,531	2,183
Company's portion of adjustments to EBITDAre of OpenKey	14	3	35	8
Adjusted EBITDAre	$132,100	$124,891	$232,596	$222,803
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Net income (loss)	$(21,352)	$(23,351)	$(67,974)	$(56,000)
(Income) loss from consolidated entities attributable to noncontrolling interest	(14)	(20)	12	18
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,084	5,065	13,663	11,405
Preferred dividends	(10,644)	(10,644)	(21,288)	(21,288)
Net income (loss) attributable to common stockholders	(26,926)	(28,950)	(75,587)	(65,865)
Depreciation and amortization on real estate	67,452	64,509	134,573	127,498
(Gain) loss on sale of assets and hotel properties	(328)	(412)	(561)	(403)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(5,084)	(5,065)	(13,663)	(11,405)
Equity in (earnings) loss of unconsolidated entities	867	(1,170)	1,930	(582)
Impairment charges on real estate	6,533	19	6,533	1,679
Company's portion of FFO of Ashford Inc.	(767)	2,552	(1,402)	921
Company's portion of FFO of OpenKey	(96)	(125)	(196)	(266)
FFO available to common stockholders and OP unitholders	41,651	31,358	51,627	51,577
Write-off of premiums, loan costs and exit fees	90	5,694	2,152	7,744
(Gain) loss on insurance settlements	—	—	(36)	—
Uninsured hurricane related costs	—	(17)	—	(228)
Other (income) expense, net	413	(206)	775	(282)
Transaction, acquisition and management conversion costs	240	121	686	205
Legal judgment and related legal costs	1,399	161	1,816	927
Unrealized (gain) loss on marketable securities	(598)	268	(1,406)	826
Unrealized (gain) loss on derivatives	(1,476)	1,916	1,518	1,587
Dead deal costs	18	3	50	3
Non-cash stock/unit-based compensation	5,368	9,801	9,958	16,803
Amortization of loan costs	7,606	5,488	14,862	7,939
Advisory services incentive fee	(636)	3,270	—	3,457
Company's portion of adjustments to FFO of Ashford Inc.	2,198	(344)	4,640	2,183
Company's portion of adjustments to FFO of OpenKey	15	3	37	8
Adjusted FFO available to common stockholders and OP unitholders	$56,288	$57,516	$86,679	$92,749
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.47	$0.50	$0.73	$0.81
Weighted average diluted shares	119,249	115,754	118,778	114,849

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
JUNE 30, 2019
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (8)	Comparable TTM EBITDA Debt Yield
Morgan Stanley Ann Arbor - 1 hotel	July 2019	LIBOR + 4.15%	$—	$35,200	(1)	$35,200	$3,403	9.7%
Morgan Stanley - 8 hotels	July 2019	LIBOR + 4.09%	—	144,000	(1)	144,000	11,243	7.8%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2019	LIBOR + 4.95%	—	7,778	(2)	7,778	818	10.5%
Secured credit facility - various	September 2019	Base Rate(3) + 1.65% or LIBOR + 2.65%	—	—		—	N/A	N/A
Morgan Stanley Pool - 17 hotels	November 2019	LIBOR + 3.00%	—	427,000	(4)	427,000	48,834	11.4%
JPMorgan Chase - 8 hotels	February 2020	LIBOR + 2.92%	—	395,000	(4)	395,000	41,942	10.6%
BAML Highland Pool - 21 hotels	April 2020	LIBOR + 3.20%	—	962,575	(4)	962,575	108,203	11.2%
BAML Indigo Atlanta - 1 hotel	May 2020	LIBOR + 2.90%	—	16,100	(5)	16,100	2,485	15.4%
BAML Le Pavillon - 1 hotel	June 2020	LIBOR + 5.10%	—	43,750	(6)	43,750	2,506	5.7%
KEYS Pool A - 7 hotels	June 2020	LIBOR + 3.65%	—	180,720	(4)	180,720	21,025	11.6%
KEYS Pool B - 7 hotels	June 2020	LIBOR + 3.39%	—	174,400	(4)	174,400	21,202	12.2%
KEYS Pool C - 5 hotels	June 2020	LIBOR + 3.73%	—	221,040	(4)	221,040	21,745	9.8%
KEYS Pool D - 5 hotels	June 2020	LIBOR + 4.02%	—	262,640	(4)	262,640	27,952	10.6%
KEYS Pool E - 5 hotels	June 2020	LIBOR + 2.73%	—	160,000	(4)	160,000	25,343	15.8%
KEYS Pool F - 5 hotels	June 2020	LIBOR + 3.68%	—	215,120	(4)	215,120	24,307	11.3%
GACC Gateway - 1 hotel	November 2020	6.26%	92,494	—		92,494	12,654	13.7%
JPMorgan Chase La Posada - 1 hotel	November 2020	LIBOR + 2.55%	—	25,000	(7)	25,000	3,578	14.3%
BAML Princeton/Nashville - 2 hotels	March 2021	LIBOR + 2.75%	—	240,000	(4)	240,000	33,858	14.1%
SPT Embassy Suites New York Manhattan Times Square - 1 hotel	February 2022	LIBOR + 3.90%	—	145,000	(5)	145,000	8,458	5.8%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000	14,892	15.4%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	52,346	—		52,346	5,455	10.4%
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450	8,255	11.2%
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,821	—		6,821	1,167	17.1%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	9,956	—		9,956	1,667	16.7%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,353	—		6,353	1,023	16.1%
Southside Bank Ashton - 1 hotel	June 2024	LIBOR + 2.00%	—	8,881		8,881	904	10.2%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	64,808	—		64,808	6,870	10.6%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	11,964	—		11,964	1,361	11.4%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	23,917	—		23,917	3,283	13.7%
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,669	—		19,669	2,702	13.7%
BAML Pool 3 - 3 hotels	February 2025	4.45%	50,875	—		50,875	8,526	16.8%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	4.66%	25,162	—		25,162	3,689	14.7%
Unencumbered hotels			—	—		—	1,812	N/A
Total			$364,365	$3,834,654		$4,199,019	$481,162	11.5%
Percentage			8.7%	91.3%		100.0%
Weighted average interest rate			5.30%	5.68%		5.65%
All indebtedness is non-recourse with the exception of the secured credit facility.

(1)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in July 2019.

(2)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in August 2018.

(3)	Base Rate, as defined in the secured credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(4)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(5)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(6)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2019.

(7)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(8)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
JUNE 30, 2019
(dollars in thousands)
(unaudited)

	2019	2020	2021	2022	2023	Thereafter	Total
Secured credit facility - various	$—	$—	$—	$—	$—	$—	$—
BAML Le Pavillon - 1 hotel	—	43,750	—	—	—	—	43,750
Morgan Stanley - 8 hotels	—	144,000	—	—	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	35,200	—	—	—	—	35,200
NorthStar HGI Wisconsin Dells - 1 hotel	—	7,778	—	—	—	—	7,778
GACC Gateway - 1 hotel	—	89,886	—	—	—	—	89,886
BAML Indigo Atlanta - 1 hotel	—	—	—	15,470	—	—	15,470
Prudential Boston Back Bay - 1 hotel	—	—	—	97,000	—	—	97,000
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	48,182	—	48,182
Aareal Hilton Alexandria - 1 hotel	—	—	—	—	73,450	—	73,450
JPMorgan Chase La Posada - 1 hotel	—	—	—	—	25,000	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
SPT Embassy Suites New York Manhattan Times Square - 1 hotel	—	—	—	—	—	145,000	145,000
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Southside Bank Ashton - 1 hotel	—	—	—	—	—	8,881	8,881
Morgan Stanley Pool C1 - 3 hotels	—	—	—	—	—	58,612	58,612
Morgan Stanley Pool C2 - 2 hotels	—	—	—	—	—	10,755	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	—	—	21,522	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	—	—	427,000	427,000
JPMorgan Chase - 8 hotels	—	—	—	—	—	395,000	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,413	44,413
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	—	—	22,030	22,030
BAML Highland Pool - 21 hotels	—	—	—	—	—	962,575	962,575
KEYS Pool A - 7 hotels	—	—	—	—	—	180,720	180,720
KEYS Pool B - 7 hotels	—	—	—	—	—	174,400	174,400
KEYS Pool C - 5 hotels	—	—	—	—	—	221,040	221,040
KEYS Pool D - 5 hotels	—	—	—	—	—	262,640	262,640
KEYS Pool E - 5 hotels	—	—	—	—	—	160,000	160,000
KEYS Pool F - 5 hotels	—	—	—	—	—	215,120	215,120
BAML Princeton/Nashville - 2 hotels	—	—	—	—	—	240,000	240,000
Principal due in future periods	—	320,614	—	112,470	146,632	3,587,679	4,167,395
Scheduled amortization payments remaining	3,586	7,039	5,702	5,862	5,242	4,193	31,624
Total indebtedness	$3,586	$327,653	$5,702	$118,332	$151,874	$3,591,872	$4,199,019

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$327,234	$—	$327,234	$308,199	$14,253	$322,452	6.18%	1.48%
RevPAR	$140.58	$—	$140.58	$136.73	$196.16	$138.58	2.82%	1.44%
Occupancy	80.90%	—%	80.90%	80.77%	85.40%	80.91%	0.16%	(0.02)%
ADR	$173.78	$—	$173.78	$169.29	$229.71	$171.28	2.65%	1.46%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$606,430	$1,867	$608,297	$577,500	$20,284	$597,784	5.01%	1.76%
RevPAR	$131.46	$113.3	$131.39	$128.22	$169.63	$129.29	2.52%	1.62%
Occupancy	76.91%	71.19%	76.89%	77.36%	77.08%	77.35%	(0.58)%	(0.60)%
ADR	$170.93	$159.15	$170.89	$165.75	$220.07	$167.15	3.12%	2.24%
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$305,389	$—	$305,389	$286,233	$14,253	$300,486	6.69%	1.63%
RevPAR	$138.84	$—	$138.84	$134.63	$196.16	$136.67	3.12%	1.59%
Occupancy	80.82%	—%	80.82%	80.40%	85.40%	80.57%	0.52%	0.31%
ADR	$171.79	$—	$171.79	$167.45	$229.71	$169.64	2.59%	1.27%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$565,894	$1,867	$567,761	$537,485	$20,284	$557,769	5.29%	1.79%
RevPAR	$129.84	$113.30	$129.78	$126.49	$169.63	$127.68	2.65%	1.65%
Occupancy	76.81%	71.19%	76.79%	77.01%	77.08%	77.01%	(0.26)%	(0.28)%
ADR	$169.04	$159.15	$169.00	$164.26	$220.07	$165.79	2.91%	1.94%
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at June 30, 2019, and not under renovation during the three months ended June 30, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Garden Inn BWI Airport, Marriott DFW Airport, Renaissance Nashville

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$412,671	$386,834	6.68%	$768,723	$726,298	5.84%
Non-comparable adjustments	—	17,988		2,187	26,640
Comparable total hotel revenue	$412,671	$404,822	1.94%	$770,910	$752,938	2.39%

Hotel EBITDA	$145,327	$136,792	6.24%	$257,236	$245,406	4.82%
Non-comparable adjustments	6	6,823		290	8,105
Comparable hotel EBITDA	$145,333	$143,615	1.20%	$257,526	$253,511	1.58%
Hotel EBITDA margin	35.22%	35.36%	(0.14)%	33.46%	33.79%	(0.33)%
Comparable hotel EBITDA margin	35.22%	35.48%	(0.26)%	33.41%	33.67%	(0.26)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$105	$108	(2.78)%	$165	$157	5.10%
Hotel EBITDA attributable to the Company and OP unitholders	$145,222	$136,684	6.25%	$257,071	$245,249	4.82%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$145,228	$143,507	1.20%	$257,361	$253,354	1.58%
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$381,690	$358,620	6.43%	$710,411	$674,350	5.35%
Non-comparable adjustments	—	17,988		2,187	26,640
Comparable total hotel revenue	$381,690	$376,608	1.35%	$712,598	$700,990	1.66%

Hotel EBITDA	$132,438	$125,736	5.33%	$233,936	$226,406	3.33%
Non-comparable adjustments	6	6,791		290	8,041
Comparable hotel EBITDA	$132,444	$132,527	(0.06)%	$234,226	$234,447	(0.09)%
Hotel EBITDA margin	34.70%	35.06%	(0.36)%	32.93%	33.57%	(0.64)%
Comparable hotel EBITDA margin	34.70%	35.19%	(0.49)%	32.87%	33.45%	(0.58)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$105	$108	(2.78)%	$165	$157	5.10%
Hotel EBITDA attributable to the Company and OP unitholders	$132,333	$125,628	5.34%	$233,771	$226,249	3.32%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$132,339	$132,419	(0.06)%	$234,061	$234,290	(0.10)%
NOTES:

(1)
The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at June 30, 2019, and not under renovation during the three months ended June 30, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(5)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Garden Inn BWI Airport, Marriott DFW Airport, Renaissance Nashville

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019	2019	2019	2019	2018	2018	2018	2018	2018	2018
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$412,671	$—	$412,671	$356,052	$2,187	$358,239	$341,229	$11,889	$353,118	$353,504	$14,880	$368,384
Hotel EBITDA	$145,327	$6	$145,333	$111,909	$284	$112,193	$102,549	$4,222	$106,771	$111,389	$5,476	$116,865
Hotel EBITDA margin	35.22%		35.22%	31.43%		31.32%	30.05%		30.24%	31.51%		31.72%

EBITDA % of total TTM	30.8%		30.2%	23.8%		23.3%	21.8%		22.2%	23.6%		24.3%

JV interests in EBITDA	$105	$—	$105	$60	$—	$60	$63	$—	$63	$101	$—	$101

	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
	TTM	TTM	TTM
Total hotel revenue	$1,463,456	$28,956	$1,492,412
Hotel EBITDA	$471,174	$9,988	$481,162
Hotel EBITDA margin	32.20%		32.24%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$329	$—	$329
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2019	2019	2019	2018	2018	2018	% Variance	% Variance
Atlanta, GA Area	9	1,426	$138.72	$—	$138.72	$131.32	$—	$131.32	5.6%	5.6%
Boston, MA Area	3	915	226.75	—	226.75	211.45	—	211.45	7.2%	7.2%
Dallas / Ft. Worth, TX Area	7	1,518	115.73	—	115.73	119.69	—	119.69	(3.3)%	(3.3)%
Houston, TX Area	3	692	110.19	—	110.19	115.12	—	115.12	(4.3)%	(4.3)%
Los Angeles, CA Metro Area	6	1,619	137.66	—	137.66	135.72	—	135.72	1.4%	1.4%
Miami, FL Metro Area	3	588	127.30	—	127.30	130.07	—	130.07	(2.1)%	(2.1)%
Minneapolis - St. Paul, MN-WI Area	4	809	124.93	—	124.93	128.42	—	128.42	(2.7)%	(2.7)%
Nashville, TN Area	1	673	237.40	—	237.40	233.80	—	233.80	1.5%	1.5%
New York / New Jersey Metro Area	7	2,051	146.76	—	146.76	130.73	197.13	140.77	12.3%	4.3%
Orlando, FL Area	3	734	113.74	—	113.74	107.49	—	107.49	5.8%	5.8%
Philadelphia, PA Area	3	648	119.34	—	119.34	115.02	—	115.02	3.8%	3.8%
San Diego, CA Area	2	410	126.89	—	126.89	129.27	—	129.27	(1.8)%	(1.8)%
San Francisco - Oakland, CA Metro Area	7	1,547	172.18	—	172.18	171.79	165.23	171.03	0.2%	0.7%
Tampa, FL Area	2	571	123.08	—	123.08	108.22	(139.64)	105.65	13.7%	16.5%
Washington D.C. - MD - VA Area	9	2,426	179.42	—	179.42	175.53	236.99	180.62	2.2%	(0.7)%
Other Areas	52	8,952	122.26	—	122.26	120.77	160.47	121.46	1.2%	0.7%
Total Portfolio	121	25,579	$140.58	$—	$140.58	$136.73	$196.16	$138.58	2.8%	1.4%
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2019	2019	2019		2018	2018	2018		% Variance	% Variance
Atlanta, GA Area	9	1,426	$6,640	$—	$6,640	4.6%	$6,073	$(30)	$6,043	4.2%	9.3%	9.9%
Boston, MA Area	3	915	9,596	—	9,596	6.6%	8,478	34	8,512	5.9%	13.2%	12.7%
Dallas / Ft. Worth, TX Area	7	1,518	6,691	—	6,691	4.6%	7,327	62	7,389	5.1%	(8.7)%	(9.4)%
Houston, TX Area	3	692	2,764	—	2,764	1.9%	3,114	29	3,143	2.2%	(11.2)%	(12.1)%
Los Angeles, CA Metro Area	6	1,619	8,788	—	8,788	6.0%	8,570	(36)	8,534	5.9%	2.5%	3.0%
Miami, FL Metro Area	3	588	2,760	—	2,760	1.9%	2,989	(3)	2,986	2.1%	(7.7)%	(7.6)%
Minneapolis - St. Paul, MN-WI Area	4	809	3,752	—	3,752	2.6%	4,042	16	4,058	2.8%	(7.2)%	(7.5)%
Nashville, TN Area	1	673	9,672	—	9,672	6.7%	7,552	—	7,552	5.3%	28.1%	28.1%
New York / New Jersey Metro Area	7	2,051	12,339	—	12,339	8.5%	9,772	1,816	11,588	8.1%	26.3%	6.5%
Orlando, FL Area	3	734	2,650	—	2,650	1.8%	2,491	(5)	2,486	1.7%	6.4%	6.6%
Philadelphia, PA Area	3	648	2,803	—	2,803	1.9%	2,741	(31)	2,710	1.9%	2.3%	3.4%
San Diego, CA Area	2	410	1,879	—	1,879	1.3%	2,042	(7)	2,035	1.4%	(8.0)%	(7.7)%
San Francisco - Oakland, CA Metro Area	7	1,547	10,780	—	10,780	7.4%	9,856	1,204	11,060	7.7%	9.4%	(2.5)%
Tampa, FL Area	2	571	2,425	2	2,427	1.7%	2,314	(221)	2,093	1.5%	4.8%	16.0%
Washington D.C. - MD - VA Area	9	2,426	18,878	—	18,878	13.0%	15,816	3,005	18,821	13.1%	19.4%	0.3%
Other Areas	52	8,952	42,910	4	42,914	29.5%	43,615	990	44,605	31.1%	(1.6)%	(3.8)%
Total Portfolio	121	25,579	$145,327	$6	$145,333	100.0%	$136,792	$6,823	$143,615	100.0%	6.2%	1.2%
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2019	2019	2019	2018	2018	2018	% Variance	% Variance
Atlanta, GA Area	9	1,426	$148.30	$—	$148.30	$132.94	$—	$132.94	11.6%	11.6%
Boston, MA Area	3	915	171.18	—	171.18	161.65	—	161.65	5.9%	5.9%
Dallas / Ft. Worth, TX Area	7	1,518	116.07	—	116.07	120.16	—	120.16	(3.4)%	(3.4)%
Houston, TX Area	3	692	108.42	—	108.42	113.54	—	113.54	(4.5)%	(4.5)%
Los Angeles, CA Metro Area	6	1,619	139.32	—	139.32	138.47	—	138.47	0.6%	0.6%
Miami, FL Metro Area	3	588	147.80	—	147.80	159.46	—	159.46	(7.3)%	(7.3)%
Minneapolis - St. Paul, MN-WI Area	4	809	106.30	—	106.30	124.96	—	124.96	(14.9)%	(14.9)%
Nashville, TN Area	1	673	218.54	—	218.54	207.67	—	207.67	5.2%	5.2%
New York / New Jersey Metro Area	7	2,051	126.86	118.67	126.72	117.53	154.15	122.64	7.9%	3.3%
Orlando, FL Area	3	734	124.82	—	124.82	116.82	—	116.82	6.8%	6.8%
Philadelphia, PA Area	3	648	99.79	—	99.79	99.66	—	99.66	0.1%	0.1%
San Diego, CA Area	2	410	122.13	—	122.13	121.22	—	121.22	0.8%	0.8%
San Francisco - Oakland, CA Metro Area	7	1,547	169.84	109.80	167.70	161.03	140.51	158.67	5.5%	5.7%
Tampa, FL Area	2	571	140.58	—	140.58	129.00	(154.79)	125.49	9.0%	12.0%
Washington D.C. - MD - VA Area	9	2,426	148.91	—	148.91	145.88	235.98	151.77	2.1%	(1.9)%
Other Areas	52	8,952	114.93	—	114.93	112.64	152.06	113.16	2.0%	1.6%
Total Portfolio	121	25,579	$131.46	$113.30	$131.39	$128.22	$169.63	$129.29	2.5%	1.6%
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2019	2019	2019		2018	2018	2018		% Variance	% Variance
Atlanta, GA Area	9	1,426	$16,495	$8	$16,503	6.4%	$12,509	$3	$12,512	4.9%	31.8%	31.9%
Boston, MA Area	3	915	11,214	—	11,214	4.4%	10,161	67	10,228	4.0%	10.4%	9.6%
Dallas / Ft. Worth, TX Area	7	1,518	14,531	—	14,531	5.6%	15,177	123	15,300	6.0%	(4.3)%	(5.0)%
Houston, TX Area	3	692	5,719	—	5,719	2.2%	6,637	57	6,694	2.6%	(13.8)%	(14.6)%
Los Angeles, CA Metro Area	6	1,619	17,826	—	17,826	6.9%	18,329	(72)	18,257	7.2%	(2.7)%	(2.4)%
Miami, FL Metro Area	3	588	7,271	—	7,271	2.8%	8,345	(6)	8,339	3.3%	(12.9)%	(12.8)%
Minneapolis - St. Paul, MN-WI Area	4	809	4,537	—	4,537	1.8%	7,360	32	7,392	2.9%	(38.4)%	(38.6)%
Nashville, TN Area	1	673	16,792	—	16,792	6.5%	12,090	—	12,090	4.8%	38.9%	38.9%
New York / New Jersey Metro Area	7	2,051	17,991	69	18,060	7.0%	15,458	1,602	17,060	6.7%	16.4%	5.9%
Orlando, FL Area	3	734	6,390	—	6,390	2.5%	5,832	(10)	5,822	2.3%	9.6%	9.8%
Philadelphia, PA Area	3	648	3,730	—	3,730	1.4%	4,117	(60)	4,057	1.6%	(9.4)%	(8.1)%
San Diego, CA Area	2	410	3,510	—	3,510	1.4%	3,594	(15)	3,579	1.4%	(2.3)%	(1.9)%
San Francisco - Oakland, CA Metro Area	7	1,547	20,503	218	20,721	8.0%	18,039	1,696	19,735	7.8%	13.7%	5.0%
Tampa, FL Area	2	571	7,475	—	7,475	2.9%	7,783	(1,073)	6,710	2.6%	(4.0)%	11.4%
Washington D.C. - MD - VA Area	9	2,426	27,394	—	27,394	10.6%	23,345	4,723	28,068	11.1%	17.3%	(2.3)%
Other Areas	52	8,952	75,858	(5)	75,853	29.6%	76,630	1,038	77,668	30.8%	(1.0)%	(2.3)%
Total Portfolio	121	25,579	$257,236	$290	$257,526	100.0%	$245,406	$8,105	$253,511	100.0%	4.8%	1.6%
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
JUNE 30, 2019
(in thousands, except share price)
(unaudited)

June 30, 2019
Common stock shares outstanding	102,131
Partnership units outstanding	21,942
Combined common stock shares and partnership units outstanding	124,073
Common stock price	$2.97
Market capitalization	$368,497
Series D cumulative preferred stock	$59,735
Series F cumulative preferred stock	$120,000
Series G cumulative preferred stock	$155,000
Series H cumulative preferred stock	$95,000
Series I cumulative preferred stock	$135,000
Indebtedness	$4,199,019
Joint venture partner's share of consolidated indebtedness	$(1,976)
Net working capital (see below)	$(366,596)
Total enterprise value (TEV)	$4,763,679

Ashford Inc. Investment:
Common stock shares owned	598
Common stock price	$31.79
Market value of Ashford Inc. investment	$19,016

Cash and cash equivalents	$237,035
Restricted cash	$163,035
Accounts receivable, net	$65,812
Prepaid expenses	$32,951
Investment in securities	$14,263
Due from third-party hotel managers, net	$16,106
Market value of Ashford Inc. investment	$19,016
Total current assets	$548,218

Accounts payable, net & accrued expenses	$157,254
Dividends and distributions payable	$20,435
Due to affiliates, net	$3,933
Total current liabilities	$181,622

Net working capital*	$366,596
* Includes the Company’s pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2019
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Courtyard Louisville Airport	150	x
Embassy Suites Crystal City	269	x
Fairfield Inn and Suites Kennesaw	86		x	x
Hampton Inn Buford Mall of Georgia	92	x
Hampton Inn Suites Columbus Easton	145	x
Hilton Garden Inn BWI Airport	158	x	x
Hilton Fort Worth	294			x	x
Hyatt Regency Coral Gables	254	x
Marriott Bridgewater	347				x
Marriott Crystal Gateway	701	x
Marriott DFW Airport	491	x	x	x
Marriott RTP	225			x	x
One Ocean Resort	193	x
Renaissance Nashville	673	x	x	x
Ritz-Carlton Atlanta	444				x
W Minneapolis Hotel - The Foshay	229				x
Westin Princeton	296	x
Total		11	4	5	5

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2019 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2019	2019	2018	2018	June 30, 2019
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$63,002	$38,235	$10,820	$42,925	$154,982
Non-property adjustments	6,205	(268)	20,730	(17)	26,650
Interest income	(76)	(76)	(90)	(73)	(315)
Interest expense	5,165	4,423	2,355	2,096	14,039
Amortization of loan costs	440	424	210	149	1,223
Depreciation and amortization	67,303	66,987	65,737	64,745	264,772
Income tax expense (benefit)	63	43	109	14	229
Non-hotel EBITDA ownership expense	3,225	2,141	2,678	1,550	9,594
Hotel EBITDA including amounts attributable to noncontrolling interest	145,327	111,909	102,549	111,389	471,174
Non-comparable adjustments	6	284	4,222	5,476	9,988
Comparable hotel EBITDA	$145,333	$112,193	$106,771	$116,865	$481,162
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2019
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$55,129	$7,873	$63,002	$50	$(84,404)	$(21,352)
Non-property adjustments	6,205	—	6,205	—	(6,205)	—
Interest income	(76)	—	(76)	—	76	—
Interest expense	5,165	—	5,165	—	55,214	60,379
Amortization of loan cost	440	—	440	—	7,168	7,608
Depreciation and amortization	62,530	4,773	67,303	159	49	67,511
Income tax expense (benefit)	15	48	63	—	3,643	3,706
Non-hotel EBITDA ownership expense	3,030	195	3,225	7	(3,232)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	132,438	12,889	145,327	216	(27,691)	117,852
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(105)	—	(105)	—	105	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	867	867
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	1,703	1,703
Company's portion of EBITDA of OpenKey	—	—	—	—	(94)	(94)
Hotel EBITDA attributable to the Company and OP unitholders	$132,333	$12,889	$145,222	$216	$(25,110)	$120,328
Non-comparable adjustments	6	—	6
Comparable hotel EBITDA	$132,444	$12,889	$145,333
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Garden Inn BWI Airport, Marriott DFW Airport, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$32,523	$5,712	$38,235	$269	$(85,126)	$(46,622)
Non-property adjustments	(268)	—	(268)	—	268	—
Interest income	(76)	—	(76)	—	76	—
Interest expense	4,423	—	4,423	—	54,485	58,908
Amortization of loan cost	424	—	424	—	6,834	7,258
Depreciation and amortization	62,474	4,513	66,987	142	49	67,178
Income tax expense (benefit)	3	40	43	—	(448)	(405)
Non-hotel EBITDA ownership expense	1,995	146	2,141	9	(2,150)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	101,498	10,411	111,909	420	(26,012)	86,317
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(60)	—	(60)	—	60	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	1,063	1,063
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	1,874	1,874
Company's portion of EBITDA of OpenKey	—	—	—	—	(115)	(115)
Hotel EBITDA attributable to the Company and OP unitholders	$101,438	$10,411	$111,849	$420	$(23,130)	$89,139
Non-comparable adjustments	284	—	284
Comparable hotel EBITDA	$101,782	$10,411	$112,193
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Garden Inn BWI Airport, Marriott DFW Airport, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$6,328	$4,492	$10,820	$25	$(76,893)	$(66,048)
Non-property adjustments	20,729	1	20,730	—	(20,730)	—
Interest income	(91)	1	(90)	—	90	—
Interest expense	2,355	—	2,355	—	53,926	56,281
Amortization of loan cost	210	—	210	—	6,615	6,825
Depreciation and amortization	61,628	4,109	65,737	138	47	65,922
Income tax expense (benefit)	(20)	129	109	—	67	176
Non-hotel EBITDA ownership expense	2,612	66	2,678	13	(2,691)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	93,751	8,798	102,549	176	(39,569)	63,156
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	63	—	63	—	(63)	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	25	25
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	2,486	2,486
Company's portion of EBITDA of OpenKey	—	—	—	—	(153)	(153)
Hotel EBITDA attributable to the Company and OP unitholders	$93,814	$8,798	$102,612	$176	$(37,274)	$65,514
Non-comparable adjustments	4,193	29	4,222
Comparable hotel EBITDA	$97,944	$8,827	$106,771
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Garden Inn BWI Airport, Marriott DFW Airport, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$37,110	$5,815	$42,925	$91	$(77,277)	$(34,261)
Non-property adjustments	(17)	—	(17)	—	17	—
Interest income	(73)	—	(73)	—	73	—
Interest expense	2,096	—	2,096	—	51,961	54,057
Amortization of loan cost	149	—	149	—	6,525	6,674
Depreciation and amortization	61,177	3,568	64,745	128	50	64,923
Income tax expense (benefit)	14	—	14	—	505	519
Non-hotel EBITDA ownership expense	1,498	52	1,550	9	(1,559)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	101,954	9,435	111,389	228	(19,705)	91,912
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(101)	—	(101)	—	101	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(310)	(310)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,607)	(1,607)
Company's portion of EBITDA of OpenKey	—	—	—	—	(158)	(158)
Hotel EBITDA attributable to the Company and OP unitholders	$101,853	$9,435	$111,288	$228	$(21,679)	$89,837
Non-comparable adjustments	5,441	35	5,476
Comparable hotel EBITDA	$107,395	$9,470	$116,865
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Garden Inn BWI Airport, Marriott DFW Airport, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$61,267	$7,595	$68,862	$244	$(92,457)	$(23,351)
Non-property adjustments	(394)	—	(394)	—	394	—
Interest income	(57)	(1)	(58)	—	58	—
Interest expense	1,634	—	1,634	—	51,082	52,716
Amortization of loan cost	178	—	178	—	5,312	5,490
Depreciation and amortization	60,992	3,393	64,385	132	49	64,566
Income tax expense (benefit)	9	—	9	—	2,964	2,973
Non-hotel EBITDA ownership expense	2,107	69	2,176	21	(2,197)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	125,736	11,056	136,792	397	(34,795)	102,394
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(108)	—	(108)	—	108	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(1,170)	(1,170)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	3,551	3,551
Company's portion of EBITDA of OpenKey	—	—	—	—	(122)	(122)
Hotel EBITDA attributable to the Company and OP unitholders	$125,628	$11,056	$136,684	$397	$(32,428)	$104,653
Non-comparable adjustments	6,791	32	6,823
Comparable hotel EBITDA	$132,527	$11,088	$143,615
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Garden Inn BWI Airport, Marriott DFW Airport, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2019
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$87,651	$13,586	$101,237	$319	$(169,530)	$(67,974)
Non-property adjustments	5,937	—	5,937	—	(5,937)	—
Interest income	(152)	—	(152)	—	152	—
Interest expense	9,588	—	9,588	—	109,699	119,287
Amortization of loan cost	864	—	864	—	14,002	14,866
Depreciation and amortization	125,004	9,286	134,290	301	98	134,689
Income tax expense (benefit)	18	88	106	—	3,195	3,301
Non-hotel EBITDA ownership expense	5,026	340	5,366	16	(5,382)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	233,936	23,300	257,236	636	(53,703)	204,169
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(165)	—	(165)	—	165	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	1,930	1,930
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	3,577	3,577
Company's portion of EBITDA of OpenKey	—	—	—	—	(209)	(209)
Hotel EBITDA attributable to the Company and OP unitholders	$233,771	$23,300	$257,071	$636	$(48,240)	$209,467
Non-comparable adjustments	290	—	290
Comparable hotel EBITDA	$234,226	$23,300	$257,526
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Garden Inn BWI Airport, Marriott DFW Airport, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$96,839	$12,334	$109,173	$727	$(165,900)	$(56,000)
Non-property adjustments	1,276	(1)	1,275	—	(1,275)	—
Interest income	(87)	(1)	(88)	—	88	—
Interest expense	3,234	—	3,234	—	101,772	105,006
Amortization of loan cost	290	—	290	—	7,653	7,943
Depreciation and amortization	120,713	6,541	127,254	262	97	127,613
Income tax expense (benefit)	9	—	9	—	2,078	2,087
Non-hotel EBITDA ownership expense	4,132	127	4,259	10	(4,269)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	226,406	19,000	245,406	999	(59,756)	186,649
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(157)	—	(157)	—	157	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(582)	(582)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	2,566	2,566
Company's portion of EBITDA of OpenKey	—	—	—	—	(261)	(261)
Hotel EBITDA attributable to the Company and OP unitholders	$226,249	$19,000	$245,249	$999	$(57,876)	$188,372
Non-comparable adjustments	8,041	64	8,105
Comparable hotel EBITDA	$234,447	$19,064	$253,511
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Garden Inn BWI Airport, Marriott DFW Airport, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2019
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,556	$5,248	$2,548	$1,081	$4,039	$492	$1,506	$6,896	$4,468
Non-property adjustments	—	—	(3)	—	—	—	—	—	(326)
Interest income	(1)	—	(2)	—	(3)	(1)	—	—	(11)
Interest expense	219	1,094	—	—	—	—	—	—	2,322
Amortization of loan costs	40	57	—	—	—	—	—	—	179
Depreciation and amortization	3,739	3,119	4,031	1,426	4,440	2,219	2,054	2,609	5,044
Income tax expense (benefit)	—	—	—	—	—	—	—	48	—
Non-hotel EBITDA ownership expense	87	78	117	257	312	50	192	119	663
Hotel EBITDA including amounts attributable to noncontrolling interest	6,640	9,596	6,691	2,764	8,788	2,760	3,752	9,672	12,339
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,640	$9,596	$6,691	$2,764	$8,788	$2,760	$3,752	$9,672	$12,339

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$398	$1,161	$1,051	$6,991	$746	$9,862	$13,959	$63,002
Non-property adjustments	—	—	—	—	—	—	6,534	6,205
Interest income	(4)	(1)	(2)	(11)	—	(22)	(18)	(76)
Interest expense	—	—	—	297	—	915	318	5,165
Amortization of loan costs	—	—	—	15	—	56	93	440
Depreciation and amortization	2,184	1,629	818	3,357	1,655	7,898	21,081	67,303
Income tax expense (benefit)	—	—	—	—	—	—	15	63
Non-hotel EBITDA ownership expense	72	14	12	131	24	169	928	3,225
Hotel EBITDA including amounts attributable to noncontrolling interest	2,650	2,803	1,879	10,780	2,425	18,878	42,910	145,327
Non-comparable adjustments	—	—	—	—	2	—	4	6
Comparable hotel EBITDA	$2,650	$2,803	$1,879	$10,780	$2,427	$18,878	$42,914	$145,333
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,596	$3,540	$3,636	$1,643	$3,979	$1,036	$1,399	$5,357	$5,384
Non-property adjustments	—	—	—	13	—	—	—	—	—
Interest income	(2)	—	(2)	—	(2)	(1)	(13)	—	(8)
Interest expense	196	961	—	—	—	—	—	—	—
Amortization of loan costs	38	55	—	—	—	—	—	—	—
Depreciation and amortization	3,079	3,896	3,481	1,376	4,596	1,892	2,565	2,187	4,074
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	166	26	212	82	(3)	62	91	8	322
Hotel EBITDA including amounts attributable to noncontrolling interest	6,073	8,478	7,327	3,114	8,570	2,989	4,042	7,552	9,772
Non-comparable adjustments	(30)	34	62	29	(36)	(3)	16	—	1,816
Comparable hotel EBITDA	$6,043	$8,512	$7,389	$3,143	$8,534	$2,986	$4,058	$7,552	$11,588

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$497	$1,002	$1,125	$6,526	$985	$9,045	$21,112	$68,862
Non-property adjustments	—	—	—	—	(367)	(17)	(23)	(394)
Interest income	(2)	(1)	(1)	(6)	—	(7)	(13)	(58)
Interest expense	—	—	—	—	—	—	477	1,634
Amortization of loan costs	—	—	—	—	—	—	85	178
Depreciation and amortization	1,963	1,652	892	3,197	1,638	6,723	21,174	64,385
Income tax expense (benefit)	—	—	—	—	—	—	9	9
Non-hotel EBITDA ownership expense	33	88	26	139	58	72	794	2,176
Hotel EBITDA including amounts attributable to noncontrolling interest	2,491	2,741	2,042	9,856	2,314	15,816	43,615	136,792
Non-comparable adjustments	(5)	(31)	(7)	1,204	(221)	3,005	990	6,823
Comparable hotel EBITDA	$2,486	$2,710	$2,035	$11,060	$2,093	$18,821	$44,605	$143,615
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2019
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$7,964	$2,499	$6,321	$2,514	$8,449	$2,704	$124	$11,558	$3,220
Non-property adjustments	—	—	—	(36)	—	—	(47)	—	(326)
Interest income	(2)	—	(5)	—	(6)	(2)	(13)	—	(22)
Interest expense	437	2,184	—	—	—	—	—	—	4,098
Amortization of loan costs	80	114	—	—	—	—	—	—	355
Depreciation and amortization	7,388	6,244	8,028	2,947	8,993	4,452	4,246	5,000	9,629
Income tax expense (benefit)	—	—	—	—	—	—	—	88	—
Non-hotel EBITDA ownership expense	628	173	187	294	390	117	227	146	1,037
Hotel EBITDA including amounts attributable to noncontrolling interest	16,495	11,214	14,531	5,719	17,826	7,271	4,537	16,792	17,991
Non-comparable adjustments	8	—	—	—	—	—	—	—	69
Comparable hotel EBITDA	$16,503	$11,214	$14,531	$5,719	$17,826	$7,271	$4,537	$16,792	$18,060

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,948	$395	$1,870	$13,221	$4,267	$9,374	$24,809	$101,237
Non-property adjustments	—	—	—	(71)	—	—	6,417	5,937
Interest income	(8)	(2)	(4)	(19)	—	(37)	(32)	(152)
Interest expense	—	—	—	408	—	1,825	636	9,588
Amortization of loan costs	—	—	—	20	—	112	183	864
Depreciation and amortization	4,344	3,266	1,622	6,578	3,172	15,895	42,486	134,290
Income tax expense (benefit)	—	—	—	—	—	—	18	106
Non-hotel EBITDA ownership expense	106	71	22	366	36	225	1,341	5,366
Hotel EBITDA including amounts attributable to noncontrolling interest	6,390	3,730	3,510	20,503	7,475	27,394	75,858	257,236
Non-comparable adjustments	—	—	—	218	—	—	(5)	290
Comparable hotel EBITDA	$6,390	$3,730	$3,510	$20,721	$7,475	$27,394	$75,853	$257,526
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$5,822	$416	$8,030	$3,877	$9,212	$4,581	$2,211	$7,901	$7,089
Non-property adjustments	—	—	—	(134)	—	(99)	—	—	—
Interest income	(2)	—	(3)	—	(3)	(1)	(23)	—	(10)
Interest expense	377	1,831	—	—	—	—	—	—	—
Amortization of loan costs	76	110	—	—	—	—	—	—	—
Depreciation and amortization	5,913	7,569	6,888	2,716	9,136	3,717	5,072	4,155	8,308
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	323	235	262	178	(16)	147	100	34	71
Hotel EBITDA including amounts attributable to noncontrolling interest	12,509	10,161	15,177	6,637	18,329	8,345	7,360	12,090	15,458
Non-comparable adjustments	3	67	123	57	(72)	(6)	32	—	1,602
Comparable hotel EBITDA	$12,512	$10,228	$15,300	$6,694	$18,257	$8,339	$7,392	$12,090	$17,060

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,041	$743	$1,345	$11,669	$4,559	$7,974	$31,703	$109,173
Non-property adjustments	(40)	—	—	—	(394)	1,945	(3)	1,275
Interest income	(5)	(1)	(1)	(8)	—	(11)	(20)	(88)
Interest expense	—	—	—	—	—	—	1,026	3,234
Amortization of loan costs	—	—	—	—	—	—	104	290
Depreciation and amortization	3,809	3,241	1,807	6,148	3,488	13,181	42,106	127,254
Income tax expense (benefit)	—	—	—	—	—	—	9	9
Non-hotel EBITDA ownership expense	27	134	443	230	130	256	1,705	4,259
Hotel EBITDA including amounts attributable to noncontrolling interest	5,832	4,117	3,594	18,039	7,783	23,345	76,630	245,406
Non-comparable adjustments	(10)	(60)	(15)	1,696	(1,073)	4,723	1,038	8,105
Comparable hotel EBITDA	$5,822	$4,057	$3,579	$19,735	$6,710	$28,068	$77,668	$253,511
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended June 30, 2019
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$12,202	$12,565	$5,253	$14,172	$11,332	$10,297	$29,531	$19,417	$2,442	$17,928	$2,387
Non-property adjustments	(80)	—	(21)	(404)	—	—	15,075	(523)	—	—	—
Interest income	(21)	(16)	(2)	(1)	—	(39)	—	(16)	—	(111)	(8)
Interest expense	—	—	—	—	2	—	—	—	8	3	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	8,592	8,506	15,833	14,279	13,235	13,301	61,262	29,026	8,371	23,599	6,084
Income tax expense (benefit)	9	(4)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	340	171	667	(98)	805	767	2,444	864	425	527	62
Hotel EBITDA including amounts attributable to noncontrolling interest	21,042	21,222	21,730	27,948	25,374	24,326	108,312	48,768	11,246	41,946	8,525
Non-comparable adjustments	(17)	(20)	15	4	(31)	(19)	(109)	66	(3)	(4)	1
Comparable hotel EBITDA	$21,025	$21,202	$21,745	$27,952	$25,343	$24,307	$108,203	$48,834	$11,243	$41,942	$8,526

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$2,112	$1,756	$2,014	$288	$20,072	$1,597	$2,016	$344	$(103)	$3,332	$1,132
Non-property adjustments	1	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	(8)	—	—	(43)	—	—	—	—	—
Interest expense	—	—	—	—	—	3,589	—	—	851	4,266	—
Amortization of loan costs	—	—	—	—	—	222	—	—	158	226	—
Depreciation and amortization	4,660	1,436	620	1,025	13,252	2,786	1,337	550	1,563	6,722	11,478
Income tax expense (benefit)	—	—	—	—	217	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	100	97	76	53	337	106	26	6	17	291	43
Hotel EBITDA including amounts attributable to noncontrolling interest	6,872	3,289	2,702	1,366	33,878	8,257	3,379	900	2,486	14,837	12,653
Non-comparable adjustments	(2)	(6)	—	(5)	(20)	(2)	24	4	(1)	55	1
Comparable hotel EBITDA	$6,870	$3,283	$2,702	$1,361	$33,858	$8,255	$3,403	$904	$2,485	$14,892	$12,654

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	US Bank Hilton Scotts Valley- 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(480)	$(688)	$(1,325)	$472	$189	$2,824	$(3,078)	$(80)	$(6,534)	$(8,405)	$154,982
Non-property adjustments	—	(117)	—	—	—	—	(326)	(71)	6,515	6,601	26,650
Interest income	—	(2)	—	—	—	(47)	—	—	—	—	(315)
Interest expense	—	815	—	—	—	—	4,098	408	—	(1)	14,039
Amortization of loan costs	—	243	—	—	—	—	354	20	—	—	1,223
Depreciation and amortization	2,042	899	3,496	524	955	2,700	1,890	422	805	3,522	264,772
Income tax expense (benefit)	—	—	—	3	3	—	—	—	—	1	229
Non-hotel EBITDA ownership expense	108	351	338	25	22	(24)	360	173	37	78	9,594
Hotel EBITDA including amounts attributable to noncontrolling interest	1,670	1,501	2,509	1,024	1,169	5,453	3,298	872	823	1,796	471,174
Non-comparable adjustments	(3)	2,077	(3)	(1)	(2)	2	5,160	2,817	(5)	16	9,988
Comparable hotel EBITDA	$1,667	$3,578	$2,506	$1,023	$1,167	$5,455	$8,458	$3,689	$818	$1,812	$481,162
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2019
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$3,401	$3,759	$1,755	$4,947	$4,302	$2,843	$12,446	$5,868	$1,087	$6,038	$969
Non-property adjustments	—	—	—	—	—	—	5,148	(3)	—	—	—
Interest income	(6)	(4)	(1)	—	—	(10)	—	(5)	—	(34)	(2)
Interest expense	—	—	—	—	—	—	—	—	2	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,077	2,073	3,958	3,530	3,315	3,509	15,818	7,047	2,110	5,793	1,524
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(29)	63	194	49	356	79	941	360	104	276	24
Hotel EBITDA including amounts attributable to noncontrolling interest	5,443	5,891	5,906	8,526	7,973	6,421	34,353	13,267	3,303	12,074	2,515
Non-comparable adjustments	—	—	—	—	—	—	5	1	—	—	—
Comparable hotel EBITDA	$5,443	$5,891	$5,906	$8,526	$7,973	$6,421	$34,358	$13,268	$3,303	$12,074	$2,515

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$333	$472	$607	$34	$7,836	$1,371	$657	$24	$(66)	$2,466	$2,173
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(2)	—	—	(13)	—	—	—	—	—
Interest expense	—	—	—	—	—	915	—	—	219	1,094	—
Amortization of loan costs	—	—	—	—	—	56	—	—	40	57	—
Depreciation and amortization	1,238	404	161	270	3,351	659	353	139	375	1,581	2,877
Income tax expense (benefit)	—	—	—	—	48	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	77	34	4	19	172	22	6	1	33	57	5
Hotel EBITDA including amounts attributable to noncontrolling interest	1,648	910	770	323	11,407	3,010	1,016	164	601	5,255	5,055
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,648	$910	$770	$323	$11,407	$3,010	$1,016	$164	$601	$5,255	$5,055

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	US Bank Hilton Scotts Valley- 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(57)	$145	$(199)	$178	$127	$1,248	$(707)	$157	$(1,312)	$100	$63,002
Non-property adjustments	—	—	—	—	—	—	(326)	—	1,385	1	6,205
Interest income	—	—	—	—	—	—	—	—	—	1	(76)
Interest expense	—	316	—	—	—	—	2,322	297	—	(1)	5,165
Amortization of loan costs	—	92	—	—	—	—	179	15	—	1	440
Depreciation and amortization	513	300	926	133	241	606	1,141	259	189	833	67,303
Income tax expense (benefit)	—	—	—	9	5	—	—	—	—	1	63
Non-hotel EBITDA ownership expense	50	138	7	2	3	2	113	49	5	9	3,225
Hotel EBITDA including amounts attributable to noncontrolling interest	506	991	734	322	376	1,856	2,722	777	267	945	145,327
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	6
Comparable hotel EBITDA	$506	$991	$734	$322	$376	$1,856	$2,722	$777	$267	$945	$145,333
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$4,045	$2,614	$1,721	$2,949	$1,366	$2,446	$10,675	$6,728	$(378)	$4,058	$1,549
Non-property adjustments	—	—	—	—	—	—	—	(33)	—	—	—
Interest income	(5)	(4)	—	—	—	(10)	—	(4)	—	(26)	(2)
Interest expense	—	—	—	—	—	—	—	—	2	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,148	2,118	4,051	3,652	3,294	3,314	15,624	7,259	2,241	6,022	1,498
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	113	73	81	34	100	431	352	162	29	161	13
Hotel EBITDA including amounts attributable to noncontrolling interest	6,301	4,801	5,853	6,635	4,760	6,181	26,651	14,112	1,894	10,216	3,058
Non-comparable adjustments	(12)	(1)	—	—	(1)	—	6	(1)	—	(1)	1
Comparable hotel EBITDA	$6,289	$4,800	$5,853	$6,635	$4,759	$6,181	$26,657	$14,111	$1,894	$10,215	$3,059

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$918	$177	$436	$97	$4,438	$(65)	$22	$118	$417	$(1,465)	$(636)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(2)	—	—	(9)	—	—	—	—	—
Interest expense	—	—	—	—	—	910	—	—	218	1,090	—
Amortization of loan costs	—	—	—	—	—	56	—	—	40	57	—
Depreciation and amortization	1,218	400	155	249	3,100	642	340	143	364	1,580	3,023
Income tax expense (benefit)	—	—	—	—	40	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	16	24	3	9	40	30	(54)	1	8	47	1
Hotel EBITDA including amounts attributable to noncontrolling interest	2,152	601	592	355	7,618	1,564	308	262	1,047	1,309	2,388
Non-comparable adjustments	1	(1)	—	(1)	—	(1)	(1)	—	(1)	2	1
Comparable hotel EBITDA	$2,153	$600	$592	$354	$7,618	$1,563	$307	$262	$1,046	$1,311	$2,389

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	US Bank Hilton Scotts Valley- 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$121	$(669)	$225	$87	$(62)	$(203)	$(2,371)	$(237)	$(132)	$(754)	$38,235
Non-property adjustments	—	(117)	—	—	—	—	—	(71)	—	(47)	(268)
Interest income	—	—	—	—	—	(14)	—	—	—	—	(76)
Interest expense	—	315	—	—	—	—	1,776	111	—	—	4,423
Amortization of loan costs	—	91	—	—	—	—	175	5	—	—	424
Depreciation and amortization	505	357	877	131	236	552	749	163	172	810	66,987
Income tax expense (benefit)	—	—	—	3	—	—	—	—	—	—	43
Non-hotel EBITDA ownership expense	(11)	82	58	2	2	(26)	247	124	5	(16)	2,141
Hotel EBITDA including amounts attributable to noncontrolling interest	615	59	1,160	223	176	309	576	95	45	(7)	111,909
Non-comparable adjustments	(1)	—	—	(1)	(1)	1	71	220	—	5	284
Comparable hotel EBITDA	$614	$59	$1,160	$222	$175	$310	$647	$315	$45	$(2)	$112,193
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$2,759	$2,545	$855	$2,585	$1,017	$2,000	$(1,676)	$3,423	$518	$3,418	$18
Non-property adjustments	(75)	—	—	(404)	—	—	9,913	(485)	—	—	—
Interest income	(5)	(4)	(1)	(1)	—	(9)	—	(3)	—	(28)	(2)
Interest expense	—	—	—	—	2	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,178	2,151	3,953	3,527	3,274	3,240	14,979	7,277	2,058	6,094	1,602
Income tax expense (benefit)	9	(4)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	51	(6)	344	122	218	117	564	338	207	(30)	20
Hotel EBITDA including amounts attributable to noncontrolling interest	4,917	4,682	5,151	5,829	4,511	5,348	23,780	10,550	2,784	9,454	1,638
Non-comparable adjustments	2	(9)	5	(1)	(14)	(9)	(37)	33	(2)	(3)	—
Comparable hotel EBITDA	$4,919	$4,673	$5,156	$5,828	$4,497	$5,339	$23,743	$10,583	$2,782	$9,451	$1,638

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$599	$504	$506	$(55)	$4,014	$97	$359	$164	$(292)	$129	$(174)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	(2)	—	—	(13)	—	—	—	—	—
Interest expense	—	—	—	—	—	892	—	—	209	1,067	—
Amortization of loan costs	—	—	—	—	—	56	—	—	39	56	—
Depreciation and amortization	1,126	325	151	242	3,431	751	328	135	459	1,806	2,793
Income tax expense (benefit)	—	—	—	—	129	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(30)	22	16	18	58	49	59	2	(25)	138	31
Hotel EBITDA including amounts attributable to noncontrolling interest	1,694	851	671	205	7,632	1,832	746	301	390	3,196	2,650
Non-comparable adjustments	(2)	(2)	—	(2)	(9)	(1)	13	3	—	26	—
Comparable hotel EBITDA	$1,692	$849	$671	$203	$7,623	$1,831	$759	$304	$390	$3,222	$2,650

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	US Bank Hilton Scotts Valley- 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(184)	$(164)	$(260)	$110	$(46)	$711	$—	$—	$(5,374)	$(7,287)	$10,820
Non-property adjustments	—	—	—	—	—	—	—	—	5,130	6,651	20,730
Interest income	—	(2)	—	—	—	(18)	—	—	—	(1)	(90)
Interest expense	—	184	—	—	—	—	—	—	—	—	2,355
Amortization of loan costs	—	60	—	—	—	—	—	—	—	(1)	210
Depreciation and amortization	540	242	867	129	238	676	—	—	223	942	65,737
Income tax expense (benefit)	—	—	—	(6)	(19)	—	—	—	—	—	109
Non-hotel EBITDA ownership expense	55	131	113	3	12	(8)	—	—	14	76	2,678
Hotel EBITDA including amounts attributable to noncontrolling interest	411	451	720	236	185	1,361	—	—	(7)	380	102,549
Non-comparable adjustments	(1)	499	(1)	—	(1)	1	2,861	872	(3)	4	4,222
Comparable hotel EBITDA	$410	$950	$719	$236	$184	$1,362	$2,861	$872	$(10)	$384	$106,771
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$1,997	$3,647	$922	$3,691	$4,647	$3,008	$8,086	$3,398	$1,215	$4,414	$(149)
Non-property adjustments	(5)	—	(21)	—	—	—	14	(2)	—	—	—
Interest income	(5)	(4)	—	—	—	(10)	—	(4)	—	(23)	(2)
Interest expense	—	—	—	—	—	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,189	2,164	3,871	3,570	3,352	3,238	14,841	7,443	1,962	5,690	1,460
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	205	41	48	(303)	131	140	587	4	85	120	5
Hotel EBITDA including amounts attributable to noncontrolling interest	4,381	5,848	4,820	6,958	8,130	6,376	23,528	10,839	3,265	10,202	1,314
Non-comparable adjustments	(7)	(10)	10	5	(16)	(10)	(83)	33	(1)	—	—
Comparable hotel EBITDA	$4,374	$5,838	$4,830	$6,963	$8,114	$6,366	$23,445	$10,872	$3,264	$10,202	$1,314

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$262	$603	$465	$212	$3,784	$194	$978	$38	$(162)	$2,202	$(231)
Non-property adjustments	1	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(2)	—	—	(8)	—	—	—	—	—
Interest expense	—	—	—	—	—	872	—	—	205	1,015	—
Amortization of loan costs	—	—	—	—	—	54	—	—	39	56	—
Depreciation and amortization	1,078	307	153	264	3,370	734	316	133	365	1,755	2,785
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	37	17	53	7	67	5	15	2	1	49	6
Hotel EBITDA including amounts attributable to noncontrolling interest	1,378	927	669	483	7,221	1,851	1,309	173	448	5,077	2,560
Non-comparable adjustments	(1)	(3)	—	(2)	(11)	—	12	1	—	27	—
Comparable hotel EBITDA	$1,377	$924	$669	$481	$7,210	$1,851	$1,321	$174	$448	$5,104	$2,560

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	US Bank Hilton Scotts Valley- 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(360)	$—	$(1,091)	$97	$170	$1,068	$—	$—	$284	$(464)	$42,925
Non-property adjustments	—	—	—	—	—	—	—	—	—	(4)	(17)
Interest income	—	—	—	—	—	(15)	—	—	—	—	(73)
Interest expense	—	—	—	—	—	—	—	—	—	—	2,096
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	149
Depreciation and amortization	484	—	826	131	240	866	—	—	221	937	64,745
Income tax expense (benefit)	—	—	—	(3)	17	—	—	—	—	—	14
Non-hotel EBITDA ownership expense	14	—	160	18	5	8	—	—	13	9	1,550
Hotel EBITDA including amounts attributable to noncontrolling interest	138	—	(105)	243	432	1,927	—	—	518	478	111,389
Non-comparable adjustments	(1)	1,578	(2)	—	—	—	2,228	1,725	(2)	7	5,476
Comparable hotel EBITDA	$137	$1,578	$(107)	$243	$432	$1,927	$2,228	$1,725	$516	$485	$116,865
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.